Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events
Note 11.	Subsequent Events

On July 19, 2013, the Company announced that it has entered into a definitive agreement to acquire Collin Bank in Plano, Texas for an expected combination of cash and stock purchase price totaling approximately $29.1 million. The transaction is subject to certain conditions, including the approval by Collin Bank’s shareholders and customary regulatory approvals and is expected to close during the fourth quarter of 2013.

Note 24.	Subsequent Events – Stock Offering and Stock Split

IBG qualifies as an “emerging growth company” as defined by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). In October 2012, the Board of Directors of the Company approved a resolution for IBG to sell shares of common stock to the public in an initial public offering. On December 28, 2012 the Company submitted a confidential draft Registration Statement on Form S-1 with the SEC with respect to the shares to be registered and sold. On February 27, 2013, the Company filed a public Registration Statement on Form S-1 with the SEC.

In connection with the initial public offering, on February 22, 2013 the Company amended its certificate of incorporation to affect a 3.2-for-one stock split of its common stock and change the its par value of common stock from $1 to $.01. All previously reported share amounts have been retrospectively restated to give effect to the stock split and the common stock account has been reallocated to additional paid in capital to reflect the new par value.

Deferred transaction costs of $603 associated with the offering of common stock are recorded in other assets as of December 31, 2012. Transaction costs will be recognized as a reduction to the proceeds of the stock offering.